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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): January 17, 2002


                              Hanover Direct, Inc.
                ------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                    1-12082
                            ------------------------
                            (Commission File Number)

          Delaware                                           13-0853260
 ----------------------------                         ----------------------
 (State or Other Jurisdiction                            (I.R.S. Employer
      of Incorporation)                               Identification Number)

 115 River Road, Building 10
    Edgewater, New Jersey                                      07020
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    (Address of Principal                                    (Zip Code)
      Executive Offices)


       Registrant's telephone number, including area code: (201) 863-7300


   __________________________________________________________________________
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5. OTHER EVENTS.

     Hanover Direct, Inc. (the "Company") has announced the appointment of Mr. Edward M. Lambert to succeed Mr. Brian C. Harriss as Executive Vice President & Chief Financial Officer of the Company effective January 28, 2002, as described more fully in the Press Release attached hereto as Exhibit 20.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

Exhibit 20.1 -- Press Release dated January 17, 2002 in regard to the appointment of Mr. Edward M. Lambert to succeed Mr. Brian C. Harriss as Executive Vice President & Chief Financial Officer of the Company effective January 28, 2002.


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                                   SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  HANOVER DIRECT, INC.
                                                  --------------------------
                                                  (Registrant)


January 17, 2002                                  By:    /s/ Thomas C. Shull
                                                  --------------------------
                                                  Name:  Thomas C. Shull
                                                  Title: Chairman, President and
                                                         Chief Executive Officer